UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2018
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KKR Real Estate Finance Trust Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38082	47-2009094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 750-8300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2018, KKR Real Estate Finance Trust Inc. (the “Company”) and William B. Miller, its Chief Financial Officer and Treasurer, agreed that Mr. Miller will step down from these positions effective as of such date.

On March 15, 2018, Mostafa Nagaty was appointed as the Company’s Chief Financial Officer and Treasurer, effective March 27, 2018.  From 2015 to 2017, Mr. Nagaty, 40, was employed at Annaly Capital Management, Inc. (“Annaly”), a diversified asset manager investing in and financing residential and commercial assets, where he served as Vice President, Finance of Annaly, and most recently, as Chief Financial Officer of Annaly Commercial Real Estate Group, Inc., the commercial real estate business of Annaly. In these capacities, Mr. Nagaty managed all financial aspects of Annaly’s commercial real estate business, and worked with the senior team on strategic investment transactions. From 2010 to 2015, Mr. Nagaty was an Audit Senior Manager at PricewaterhouseCoopers LLP where he managed a portfolio of publicly traded REITs, private real estate and investment management clients. From 2006 to 2010, Mr. Nagaty worked at Ernst & Young LLP where he was most recently an Audit Senior Manager and managed a portfolio of real estate clients, specializing in publicly traded REITs, homebuilders and hospitality companies. Mr. Nagaty received a Bachelor of Commerce degree in Accounting from Ain-Shams University in Cairo and an M.B.A from Columbia University.  Mr. Nagaty is a Certified Public Accountant.

In connection with Mr. Nagaty’s service as the Company’s Chief Financial Officer and Treasurer, he will be entitled to receive a starting annual base salary of $250,000 and a target bonus of $450,000, each of which will be prorated for 2018. Any bonus will be comprised of a mix of cash and equity, and any bonus amount in respect of services after 2018 is not guaranteed. Mr. Nagaty will be eligible to participate in the Amended and Restated KKR Real Estate Finance Trust Inc. 2016 Omnibus Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

By:	/s/ Christen E.J. Lee
	Name:	Christen E.J. Lee
	Title:	Co-Chief Executive Officer and Co-President

Date: March 20, 2018